UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — September 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam California Tax Exempt Income Fund

Annual report
9 | 30 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCTEX

Putnam
California Tax Exempt
Income Fund

Annual report
9 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

November 10, 2020

Dear Fellow Shareholder:

In the final months of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, displaying confidence in the early stages of recovery and indicating optimism that successful vaccines will be approved by early next year. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. Committed to racial equity, Putnam is also working toward its goals of improving diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

There’s an old adage in investing: “It’s not how much you make that matters, it’s how much you keep.” That’s particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, California residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Golden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam California Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 California Tax Exempt Income Fund

Source: Putnam, as of 9/30/20. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Credit Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2019 (July 2020). Most recent data available.

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Performance history as of 9/30/20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/20. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

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Paul, how did municipal bonds perform during the reporting period?

Municipal bonds enjoyed solid performance early in the period, supported by strong market technicals of record inflows amid average supply levels, tight credit spreads, and stable credit fundamentals. However, in late February 2020, fears about the spread of COVID-19 and its potential impact on global economic growth sparked a steep sell-off in high-risk assets. After record inflows in 2019, municipal bond funds saw large outflows in March and April 2020, particularly in the lowest tiers of the market, as investors sought cash. Credit spreads widened significantly at this time, particularly among lower-rated, high-yield municipals led by airline/airport and tobacco bonds. Given the sell-off, municipal bonds were yielding significantly more than 100% of Treasury yields during the first half of 2020, suggesting an attractive entry point for long-term investors.

Unprecedented policy initiatives designed to ease the economic impact of the COVID-19 pandemic helped to allay investor fears. The Federal Reserve lowered interest rates to near zero, and in an especially noteworthy

California Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 9/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/20. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

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move, it announced on March 23 that it would start buying corporate and municipal debt. On April 9, the Fed authorized the Municipal Liquidity Facility [MLF] to provide aid to cash-strapped state and local governments. On April 27, Fed officials increased the scope and duration of the MLF’s programs to include a broader group of counties and cities. With regard to fiscal initiatives, on March 27, 2020, Congress enacted a $2.2 trillion stimulus package to support American families, hospitals, and businesses. On April 24, 2020, Congress passed a new pandemic relief package totaling $484 billion to aid small businesses and hospitals. With the outlook improving, municipal bond fund flows turned positive in April 2020 as supply remained below 2019 levels.

During the final months of the period, the prospect for higher taxes to meet budget shortfalls and the relative value that municipal bonds offered help to sustain interest in the asset class, in our view. The Fed’s expectation that it will keep short-term interest rates near zero until the end of 2023 also fueled demand. With yields on certificates of deposits and Treasuries near zero, investors sought out other alternatives. Municipal bond yields were lower as well during the final months of the period, but their after-tax income advantage remained compelling. In other cases, investors perceived high-quality tax-free bonds as an attractive alternative to the volatile equity market. This created a supply/demand imbalance that was supportive of the asset class. Consequently, municipal bonds outperformed Treasuries during the period.

How did the fund perform during the reporting period?

For the 12 months ended September 30, 2020, the fund underperformed the benchmark but outperformed the average return of its Lipper peer group, California Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance during the period?

From a valuation perspective, municipals started to look very attractive to us in early to mid-April. We took advantage of the market volatility and selectively added to the fund’s positioning in investment-grade municipal bonds. We also extended duration in April to a point where we believed the fund’s portfolio had a longer duration than the majority of the fund’s Lipper peers. We achieved this mostly by adding higher-quality, longer-term securities. As the market recovered, the fund benefited from the rally versus its peers given its overweight positioning in lower-investment-grade securities and relatively long duration stance. As the higher-quality segment of the municipal bond market generally normalized in May, we slowly moderated our long duration posture, becoming more neutral relative to the fund’s Lipper peers.

At period-end, the fund held an overweight exposure to investment-grade bonds rated A and BBB relative to the benchmark. The fund also held a slightly underweight exposure to lower-rated, high-yield bonds relative to its Lipper peer group. However, the combined, overall exposure to lower-rated, high-yield bonds was underweight relative to the Lipper peer group. Duration positioning, a measure of the portfolio’s interest-rate sensitivity, was neutral relative to the benchmark at period-end. The fund’s yield-curve positioning was focused on longer intermediate-term securities with maturities of 15 to 20 years. As part of this strategy, the fund held an underweight exposure to long maturity holdings compared with the benchmark.

California Tax Exempt Income Fund 7

The fund was overweight revenue bonds versus general obligation [GO] bonds compared with its Lipper peer group. Our exposure to state and local governments was limited to credits with diverse tax bases and, in our view, the ability to enact broad revenue enhancements or expense cuts. Within our strategy for state debt, we continued to hold an overweight exposure to Illinois. We believe these holdings look attractive from a fundamental and relative value standpoint. In June, Illinois accessed the Fed’s MLF for one-year GO notes to help remove any near-term liquidity stress. We believe Illinois’s financial outlook was not completely reflected by market spreads. Among the fund’s exposures outside of California, we continued to hold investments in Alaska and Kentucky.

We remain cautious about Puerto Rico due to its uncertain economic recovery and a perceived lack of institutional credibility across the Commonwealth’s government. As such, the fund remained underweight in its exposure to uninsured Puerto Rico municipal debt compared with its Lipper peer group, with no holdings at the end of the period.

What is your outlook for the municipal bond market in the coming months?

Municipal bond credit fundamentals have broadly weakened due to the growth-dampening effects of the pandemic, in our view. However, defaults remain low and isolated to the lower tier of the high-yield market and sectors most affected by the pandemic. And while we do not expect widespread defaults within the investment-grade universe, credit downgrades are possible.

The path ahead remains unclear due to the uncertain course of the pandemic, but we believe that there are encouraging signs. However, while unemployment has continued to decline from its high point in 2020, it has a long way to go to meet the central bank’s maximum employment goal.

In August 2020, the Fed adopted a new strategy to hit its 2% inflation target over time, not every year — implying that it would tolerate higher inflation for some time. In September 2020, the Fed provided forward guidance that shifted its policy from providing stability and relief to supporting economic expansion.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 California Tax Exempt Income Fund

As a manager of a family of municipal bond funds for over 40 years, we believe our experience, insight, and rigorous investment process give us an advantage in this asset class.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

California Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (4/29/83)
Before sales charge	6.12%	51.97%	4.27%	20.55%	3.81%	13.35%	4.26%	3.45%
After sales charge	6.01	45.89	3.85	15.73	2.96	8.81	2.86	–0.69
Class B (1/4/93)
Before CDSC	5.93	44.49	3.75	16.81	3.16	11.23	3.61	2.80
After CDSC	5.93	44.49	3.75	14.81	2.80	8.23	2.67	–2.17
Class C (7/26/99)
Before CDSC	5.89	40.38	3.45	15.93	3.00	10.64	3.43	2.62
After CDSC	5.89	40.38	3.45	15.93	3.00	10.64	3.43	1.63
Class R6 (5/22/18)
Net asset value	6.21	55.24	4.50	21.88	4.04	14.13	4.50	3.68
Class Y (1/2/08)
Net asset value	6.20	55.14	4.49	21.80	4.02	14.05	4.48	3.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 California Tax Exempt Income Fund

Comparative index returns For periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	6.47%	47.94%	3.99%	20.76%	3.84%	13.38%	4.28%	4.09%
Lipper California
Municipal Debt Funds	6.15	52.23	4.26	19.69	3.65	11.82	3.79	2.33
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/20, there were 120, 112, 97, 79, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,449 and $14,038, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $15,524 and $15,514, respectively.

California Tax Exempt Income Fund 11

Fund price and distribution information For the 12-month period ended 9/30/20

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	12		12	12	12	12
Income[1]	$0.195343		$0.143507	$0.130736	$0.214892	$0.213673
Capital gains[2]	—		—	—	—	—
Long-term gains	0.077100		0.077100	0.077100	0.077100	0.077100
Short-term gains	0.056200		0.056200	0.056200	0.056200	0.056200
Total	$0.328643		$0.276807	$0.264036	$0.348192	$0.346973
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
9/30/19	$8.33	$8.68	$8.32	$8.38	$8.36	$8.35
9/30/20	8.28	8.63	8.27	8.33	8.31	8.30
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.19%	2.10%	1.59%	1.44%	2.43%	2.44%
Taxable equivalent[4]	4.77	4.58	3.46	3.14	5.29	5.32
Current 30-day
SEC yield[5]	N/A	1.15	0.61	0.46	1.46	1.45
Taxable equivalent[4]	N/A	2.51	1.33	1.00	3.18	3.16

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 54.10% federal and state combined tax rate for 2020. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 California Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 9/30/19	0.76%	1.36%	1.51%	0.51%	0.51%
Annualized expense ratio for the six-month
period ended 9/30/20*	0.78%†	1.38%	1.53%	0.53%	0.53%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Distribution and service (12b-1) fees have been restated to reflect current fees. For periods prior to July 1, 2020, the distribution and service (12b-1) fee rate for class A shares was 0.22%, which is a blended rate. Effective July 1, 2020, the rate for class A shares is 0.25%.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/20 to 9/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A‡	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.00	$7.06	$7.83	$2.72	$2.72
Ending value (after expenses)	$1,050.70	$1,047.50	$1,046.30	$1,051.70	$1,051.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Distribution and service (12b-1) fees reflect actual fees. For the six months ended September 30, 2020, the distribution and service (12b-1) fee rate for class A shares was 0.22%, which is a blended rate. Effective July 1, 2020, the rate for class A shares is 0.25%. If this change was in effect during the most recent fiscal half year the Expenses paid per $1,000 would have been $3.85 for class A shares.

California Tax Exempt Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/20, use the following calculation method. To find the value of your investment on 4/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.94	$6.96	$7.72	$2.68	$2.68
Ending value (after expenses)	$1,021.10	$1,018.10	$1,017.35	$1,022.35	$1,022.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 California Tax Exempt Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in California, and can be more volatile than the performance of a more geographically diversified fund. To the extent investments in securities of issuers located outside of California are made, the fund may also be exposed to the risks affecting other states. Certain provisions of the California Constitution and state statutes limit the taxing and spending authority of California’s government entities, which could impair the ability of California issuers to pay principal and/or interest on their obligations. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

California Tax Exempt Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the

16 California Tax Exempt Income Fund

use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2020, Putnam employees had approximately $495,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

California Tax Exempt Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 California Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

California Tax Exempt Income Fund 19

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2022. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In

20 California Tax Exempt Income Fund

this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019.

California Tax Exempt Income Fund 21

In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper California Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 131, 113 and 106 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution

22 California Tax Exempt Income Fund

services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

California Tax Exempt Income Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 California Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam California Tax Exempt Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam California Tax Exempt Income Fund (the “Fund”) as of September 30, 2020, the related statement of operations and changes in net assets for the year ended September 30, 2020, including the related notes, and the financial highlights for the year ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations, changes in net assets and the financial highlights for the year ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 8, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

California Tax Exempt Income Fund 25

The fund’s portfolio 9/30/20

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corporation
AMBAC AMBAC Indemnity Corporation	U.S. Govt. Coll. U.S. Government Collateralized
BAM Build America Mutual	VRDN Variable Rate Demand Notes, which are floating-
COP Certificates of Participation	rate securities with long-term maturities that carry
FCS Farm Credit System	coupons that reset and are payable upon demand
FGIC Financial Guaranty Insurance Company	either daily, weekly or monthly. The rate shown is the
FRB Floating Rate Bonds: the rate shown is the current	current interest rate at the close of the reporting
interest rate at the close of the reporting period. Rates	period. Rates are set by remarketing agents and may
may be subject to a cap or floor. For certain securities,	take into consideration market supply and demand,
the rate may represent a fixed rate currently in place	credit quality and the current SIFMA Municipal Swap
at the close of the reporting period.	Index rate, which was 0.11% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (102.8%)*	Rating**	Principal amount	Value
Alaska (1.1%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A
5.00%, 10/1/33	A+/F	$1,500,000	$1,890,990
4.00%, 10/1/38	A+/F	4,270,000	4,870,661
4.00%, 10/1/36	A+/F	2,455,000	2,819,297
4.00%, 10/1/34	A+/F	2,110,000	2,444,836
			12,025,784
California (100.1%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.)
6.125%, 7/1/41	A–/F	2,045,000	2,080,849
Ser. A, 5.00%, 7/1/42	A–/F	700,000	726,656
ABAG Fin. Auth. for Nonprofit Corps. Special Tax
Bonds, (Windemere Ranch Infrastructure Fin.
Program), Ser. A, AGM
5.00%, 9/2/34	AA	415,000	503,524
5.00%, 9/2/33	AA	740,000	899,929
5.00%, 9/2/32	AA	350,000	427,483
ABAG Fin. Auth. Non-Profit Corps Insd. Sr. Living Rev.
Bonds, (Odd Fellows Home of CA), Ser. A
5.00%, 4/1/42	AA–	1,000,000	1,085,380
5.00%, 4/1/32	AA–	3,000,000	3,287,130
Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. B,
AGM, 5.00%, 10/1/37	AA	450,000	521,514
Albany, Unified School Dist. G.O. Bonds,
(Election 2016), Ser. B
5.00%, 8/1/43	Aa3	2,000,000	2,405,720
4.00%, 8/1/46	Aa3	1,750,000	1,948,765
Anaheim, Hsg. & Pub. Impt. Auth. Rev. Bonds
Ser. A, 5.00%, 10/1/50	AA–	1,400,000	1,633,772
Ser. C, 5.00%, 10/1/45	AA–	2,730,000	3,211,763
Anaheim, Pub. Fin. Auth. Rev. Bonds, Ser. C, AGM,
zero %, 9/1/31	AA	5,000,000	4,076,050

26 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
Bay Area Toll Auth. Rev. Bonds, (San Francisco Bay
Area Sub. Toll Bridge), Ser. S-7, 4.00%, 4/1/38	AA–	$9,850,000	$11,249,882
Bay Area Toll Auth. VRDN (San Francisco Bay Area),
Ser. C, 0.08%, 4/1/53	VMIG 1	15,710,000	15,710,000
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev.
Bonds, (The Arbors), Ser. A, 5.00%, 8/1/50	BB–/P	4,500,000	5,059,530
CA Hlth. Fac. Fin. Auth. Rev. Bonds, (Adventist Hlth.
Syst./West), Ser. A, 4.00%, 3/1/33	A	4,265,000	4,531,264
CA Hsg. Fin. Agcy. Rev. Bonds, Ser. 2, Class A,
4.00%, 3/20/33	BBB+	2,966,162	3,283,334
CA Muni. Fin. Auth. Rev. Bonds
(Channing House), Ser. B, 5.00%, 5/15/47	AA–	6,530,000	7,690,642
(Eisenhower Med. Ctr.), Ser. A, 5.00%, 7/1/42	Baa2	300,000	341,967
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/42	A3	3,400,000	3,915,950
(Channing House), Ser. B, 5.00%, 5/15/37	AA–	250,000	298,670
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/37	A3	1,000,000	1,165,220
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/36	A3	1,800,000	2,103,606
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/32	A–/F	425,000	509,384
(Channing House), Ser. B, 5.00%, 5/15/32	AA–	150,000	180,947
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/31	A–/F	750,000	897,975
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/30	A–/F	250,000	297,198
CA Pub. Fin. Auth. VRDN, (Sharp Hlth. Care Oblig.
Group), Ser. C, 0.11%, 8/1/52	VMIG 1	3,590,000	3,590,000
CA School Fac. Fin. Auth. Rev. Bonds
(Kipp SoCal Pub. Schools), Ser. A, 5.00%, 7/1/54	BBB	3,150,000	3,714,260
(Kipp SoCal Pub. Schools), Ser. A, 5.00%, 7/1/39	BBB	1,000,000	1,200,210
CA School Fac. Fin. Auth. 144A Rev. Bonds
(Granada Hills Charter High School), 5.00%, 7/1/54	BBB–	7,120,000	7,815,909
(Alliance College-Ready Pub. Schools), Ser. C,
5.00%, 7/1/31	BBB	1,425,000	1,624,500
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/51	BBB	1,570,000	1,724,833
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/48	BBB–	5,250,000	6,010,935
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/45	BBB–	1,500,000	1,643,400
(Granada Hills Charter High School), 5.00%, 7/1/43	BBB–	1,750,000	1,933,995
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/38	BBB–	1,000,000	1,168,550
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/36	BBB	1,250,000	1,395,500
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/31	BBB	1,830,000	2,069,602
CA School Fin. Auth. Rev. Bonds, (Kipp LA Projects),
Ser. A, 5.125%, 7/1/44	BBB	1,060,000	1,160,234
CA State G.O. Bonds
4.00%, 11/1/50	Aa2	9,000,000	10,110,150
4.00%, 3/1/46	Aa2	3,000,000	3,498,420
Ser. B1, 0.10%, 5/1/34	VMIG 1	12,395,000	12,395,000

California Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Charter School Fin. Auth. 144A Rev. Bonds
(Summit Pub. Schools), 5.00%, 6/1/53	Baa3	$2,350,000	$2,609,863
(Classical Academy Oblig. Group), Ser. A,
5.00%, 10/1/50	BB+	3,000,000	3,338,070
(Summit Pub. Schools), 5.00%, 6/1/47	Baa3	1,000,000	1,114,680
(Classical Academy Oblig. Group), Ser. A,
5.00%, 10/1/40	BB+	215,000	242,116
CA State Cmnty. College Fin. Auth. Rev. Bonds,
(Orange Coast College Hsg.)
5.25%, 5/1/43	BBB–	500,000	521,885
5.00%, 5/1/37	BBB–	1,000,000	1,042,210
5.00%, 5/1/34	BBB–	800,000	841,160
5.00%, 5/1/33	BBB–	600,000	632,862
5.00%, 5/1/31	BBB–	825,000	879,574
CA State Dept. of Veterans Affairs Home Purchase
Rev. Bonds, Ser. A, 4.00%, 12/1/49	AA	4,280,000	4,749,045
CA State Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5.50%, 11/1/39	A2	1,085,000	1,088,700
(U. of the Pacific), 5.25%, 11/1/29	A2	1,265,000	1,269,516
(Pepperdine U.), 5.00%, 10/1/49	Aa3	2,000,000	2,382,740
(Occidental College), 5.00%, 10/1/45	Aa3	425,000	503,842
(Pepperdine U.), 5.00%, 9/1/45	Aa3	1,000,000	1,182,290
(Pepperdine U.), 5.00%, 10/1/41	Aa3	1,500,000	1,802,010
(Occidental College), 5.00%, 10/1/38	Aa3	595,000	712,411
(U. of Redlands), Ser. A, 5.00%, 10/1/37	Baa1	425,000	476,234
(U. of the Pacific), 5.00%, 11/1/36	A2	500,000	576,060
(U. of Redlands), Ser. A, 5.00%, 10/1/35	Baa1	1,000,000	1,094,240
(Chapman U.), Ser. B, 4.00%, 4/1/47	A2	4,940,000	5,353,923
(Loyola-Marymount U.), Ser. A, NATL,
zero %, 10/1/28	A2	355,000	315,670
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(City of Hope Oblig. Group), 5.00%, 11/15/49	A1	5,000,000	5,872,150
(Sutter Hlth.), Ser. A, 5.00%, 11/15/46	A1	11,685,000	13,601,340
(Los Angeles Biomedical Research Inst.),
5.00%, 9/1/43	Baa2	6,155,000	7,087,298
(Children’s Hosp. Los Angeles), Ser. A,
5.00%, 8/15/42	BBB+	4,000,000	4,635,520
(Los Angeles Biomedical Research Inst.),
5.00%, 9/1/37	Baa2	1,845,000	2,157,451
(PIH Hlth. Inc. Oblig. Group), Ser. A, 5.00%, 6/1/36	A	1,580,000	2,004,119
(PIH Hlth. Inc. Oblig. Group), Ser. A, 5.00%, 6/1/34	A	1,435,000	1,834,604
(PIH Hlth. Inc. Oblig. Group), Ser. A, 5.00%, 6/1/33	A	1,365,000	1,751,691
(City of Hope Oblig. Group), 4.00%, 11/15/45	A1	11,000,000	12,634,600
(PIH Hlth. Inc. Oblig. Group), Ser. A, 4.00%, 6/1/40	A	1,865,000	2,137,980
(PIH Hlth. Inc. Oblig. Group), Ser. A, 4.00%, 6/1/39	A	1,790,000	2,058,554
(Sutter Hlth. Oblig. Group), Ser. B, 4.00%, 11/15/38	A1	3,000,000	3,369,990
(PIH Hlth. Inc. Oblig. Group), Ser. A, 4.00%, 6/1/38	A	1,720,000	1,984,691
(PIH Hlth. Inc. Oblig. Group), Ser. A, 4.00%, 6/1/37	A	1,660,000	1,920,703
(Providence St. Joseph Hlth.), Ser. A,
4.00%, 10/1/35	Aa3	1,000,000	1,126,510

28 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (8/1/26), (Colburn School
(The)), 1.75%, 8/1/55	A+	$4,600,000	$4,670,104
Mandatory Put Bonds (8/1/21), (CA Academy
of Sciences), Ser. D, 0.483%, 8/1/47	A2	7,300,000	7,276,056
CA State Infrastructure & Econ. Dev.
Bank Rev. Bonds
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/41	A	1,000,000	1,210,610
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/39	A	1,110,000	1,353,212
(Equitable School Revolving Fund), Ser. B,
5.00%, 11/1/39	A	600,000	734,340
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/34	A	445,000	552,027
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/33	A	820,000	1,020,564
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/32	A	780,000	977,566
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/31	A	745,000	943,096
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/30	A	705,000	901,434
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/29	A	675,000	854,894
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/28	A	640,000	802,074
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/27	A	610,000	754,259
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/26	A	230,000	279,531
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/25	A	540,000	642,746
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/24	A	525,000	608,638
(Performing Arts Center of Los Angeles Cnty.),
5.00%, 12/1/23	A	250,000	281,180
Ser. B, 4.00%, 11/1/55	A	915,000	1,033,987
Ser. B, 4.00%, 11/1/50	A	860,000	979,970
(Los Angeles Cnty. Museum of Natural History
Foundation), 4.00%, 7/1/50	A2	7,125,000	8,019,544
Ser. B, 4.00%, 11/1/45	A	850,000	971,771
Ser. B, 4.00%, 11/1/39	A	1,360,000	1,577,981
(Performing Arts Center of Los Angeles Cnty.),
4.00%, 12/1/37	A	505,000	564,070
Ser. B, 4.00%, 11/1/37	A	1,720,000	2,013,105
(Performing Arts Center of Los Angeles Cnty.),
4.00%, 12/1/36	A	515,000	577,423
Ser. B, 4.00%, 11/1/36	A	800,000	939,904
(Performing Arts Center of Los Angeles Cnty.),
4.00%, 12/1/35	A	855,000	962,337

California Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Infrastructure & Econ. Dev. Bank 144A Rev.
Bonds, (WFCS Holdings, LLC)
5.00%, 1/1/55	BB–/P	$2,550,000	$2,635,298
4.125%, 1/1/35	BB–/P	500,000	496,515
CA State Muni. Fin. Auth Mobile Home
Park Rev. Bonds
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/31	BBB	600,000	709,908
(Caritas Affordable Hsg., Inc.), Ser. A,
5.00%, 8/15/30	BBB+	1,000,000	1,115,890
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/30	BBB	685,000	816,273
CA State Muni. Fin. Auth. Rev. Bonds
(Town & Country Manor of the Christian &
Missionary Alliance), 5.00%, 7/1/49	AA–	2,650,000	3,222,321
(UCR North Dist. Phase 1 Student Hsg.),
5.00%, 5/15/49	Baa3	3,000,000	3,506,790
(HumanGood CA Oblig. Group), Ser. A,
5.00%, 10/1/44	A–/F	5,000,000	5,776,500
(LINXS PPM), 5.00%, 12/31/43	BBB–/F	10,600,000	12,110,606
(Dundee Glasgow Student Hsg.), 5.00%, 5/15/43	Baa3	1,250,000	1,450,413
(Orange Cnty. Civic Ctr.), 5.00%, 6/1/42	AA	5,000,000	5,981,950
(Master’s U. (The)), 5.00%, 8/1/39	BB+	3,390,000	3,580,484
(Town & Country Manor of the Christian &
Missionary Alliance), 5.00%, 7/1/39	AA–	1,995,000	2,483,276
(LINXS Automated People Mover), Ser. A,
5.00%, 12/31/35	BBB–/F	1,000,000	1,169,480
(LINXS Automated People Mover), Ser. A,
5.00%, 12/31/34	BBB–/F	1,200,000	1,408,740
(Master’s U. (The)), 5.00%, 8/1/34	BB+	1,385,000	1,486,050
(LINXS Automated People Mover), Ser. A,
5.00%, 12/31/33	BBB–/F	1,000,000	1,177,170
(West Village Student Hsg.), BAM, 4.00%, 5/15/48	AA	5,000,000	5,439,250
(HumanGood CA Oblig. Group), Ser. A,
4.00%, 10/1/44	A–/F	5,000,000	5,424,000
(HumanGood CA Oblig. Group), Ser. A,
4.00%, 10/1/38	A–/F	3,790,000	4,157,933
(HumanGood CA Oblig. Group), Ser. A,
4.00%, 10/1/37	A–/F	2,820,000	3,100,393
(United Airlines, Inc.), 4.00%, 7/15/29	B+	5,000,000	4,945,000
CA State Muni. Fin. Auth. Charter School Lease
144A Rev. Bonds, (Bella Mente Montessori
Academy), Ser. A
5.00%, 6/1/48	Ba1	2,300,000	2,474,754
5.00%, 6/1/38	Ba1	1,680,000	1,835,047
5.00%, 6/1/28	Ba1	430,000	476,552
CA State Muni. Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (2/3/25), (Waste
Management, Inc.), Ser. A, 1.30%, 2/1/39	A–	1,600,000	1,619,632
CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	2,250,000	2,554,875
(San Jose Wtr. Co.), 5.10%, 6/1/40	A	4,500,000	4,514,220
CA State Poll. Control Fin. Auth. 144A Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	14,250,000	14,790,218

30 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Poll. Control Fin. Auth. Solid Waste
Disp. Mandatory Put Bonds (5/1/24),
(Waste Management, Inc.), Ser. A
2.50%, 11/1/38	A–	$2,500,000	$2,638,800
2.50%, 7/1/31	A–	1,125,000	1,187,460
CA State Poll. Control Fin. Auth. Wtr. Furnishing
144A Rev. Bonds, (San Diego Cnty. Wtr. Auth.
Desalination), 5.00%, 11/21/45	Baa3	4,390,000	5,051,310
CA State Statewide Communities Dev. Auth. Hosp.
Rev. Bonds, (Methodist Hosp. of Southern CA)
5.00%, 1/1/48	BBB+	2,000,000	2,285,440
5.00%, 1/1/43	BBB+	7,195,000	8,312,455
CA State Tobacco Securitization Agcy. Rev. Bonds
(Merced Cnty. Tobacco Funding Corp.),
5.00%, 6/1/50	BBB–/P	1,000,000	1,110,140
Ser. B-1, 5.00%, 6/1/49	BBB–	1,000,000	1,160,290
(Sonoma Cnty. Securitization Corp.),
5.00%, 6/1/49	BBB–	500,000	569,855
(Kern Cnty. Tobacco Funding Corp.), 5.00%, 6/1/40	BBB/P	5,000,000	5,227,550
(Sonoma Cnty. Securitization Corp.),
5.00%, 6/1/33	A–	600,000	773,730
(Sonoma Cnty. Securitization Corp.),
5.00%, 6/1/31	A–	475,000	623,328
Ser. A, 4.00%, 6/1/49	BBB+	2,525,000	2,816,158
(Sonoma Cnty. Securitization Corp.),
4.00%, 6/1/49	BBB+	1,000,000	1,111,090
(Merced Cnty. Tobacco Funding Corp.),
4.00%, 6/1/42	BBB+	100,000	112,146
(Merced Cnty. Tobacco Funding Corp.),
4.00%, 6/1/41	BBB+	100,000	112,431
Ser. A, 4.00%, 6/1/40	A–	400,000	461,612
(Merced Cnty. Tobacco Funding Corp.),
4.00%, 6/1/40	A–	200,000	228,316
(Sonoma Cnty. Securitization Corp.),
4.00%, 6/1/40	A–	325,000	371,014
Ser. A, 4.00%, 6/1/39	A–	300,000	347,340
Ser. A, 4.00%, 6/1/38	A–	275,000	319,435
(Merced Cnty. Tobacco Funding Corp.),
4.00%, 6/1/38	A–	250,000	287,340
(Sonoma Cnty. Securitization Corp.),
4.00%, 6/1/38	A–	800,000	919,488
(Merced Cnty. Tobacco Funding Corp.),
4.00%, 6/1/37	A–	100,000	115,327
(Merced Cnty. Tobacco Funding Corp.),
4.00%, 6/1/36	A–	225,000	260,370
(Sonoma Cnty. Securitization Corp.),
4.00%, 6/1/36	A–	610,000	705,892
(Merced Cnty. Tobacco Funding Corp.),
4.00%, 6/1/35	A–	100,000	116,708
(Sonoma Cnty. Securitization Corp.),
4.00%, 6/1/35	A–	350,000	408,478

California Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Tobacco Securitization Agcy. Rev. Bonds
(Merced Cnty. Tobacco Funding Corp.),
4.00%, 6/1/34	A–	$200,000	$235,412
(Sonoma Cnty. Securitization Corp.),
1.375%, 6/1/30	BBB+	250,000	250,225
Ser. B-2, zero %, 6/1/55	BB/P	10,390,000	1,850,459
(Sonoma Cnty. Securitization Corp.),
zero %, 6/1/55	BB/P	7,295,000	1,588,122
CA State, Pub. Wks. Board Rev. Bonds,
(Various Capital), Ser. B
4.00%, 3/1/45	Aa3	1,000,000	1,164,710
4.00%, 3/1/40	Aa3	575,000	679,190
4.00%, 3/1/39	Aa3	500,000	592,480
4.00%, 3/1/38	Aa3	450,000	535,019
4.00%, 3/1/37	Aa3	500,000	596,575
4.00%, 3/1/36	Aa3	200,000	239,636
4.00%, 3/1/35	Aa3	500,000	604,805
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(899 Charleston, LLC), Ser. A, 5.375%, 11/1/49	BB/P	1,000,000	1,034,130
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	1,300,000	1,340,820
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/47	A–	2,000,000	2,235,740
(American Baptist Homes of the West),
5.00%, 10/1/45	A–/F	2,550,000	2,798,702
AGM, 5.00%, 11/15/44	AA	5,195,000	5,922,196
(American Baptist Homes of the West),
5.00%, 10/1/43	A–/F	1,190,000	1,239,564
(Enloe Med. Ctr.), 5.00%, 8/15/38	AA–	2,750,000	3,251,298
(Enloe Med. Ctr.), 5.00%, 8/15/35	AA–	1,580,000	1,881,306
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/32	A–/F	600,000	629,532
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/30	A–	310,000	367,716
(Terraces at San Joaquin Gardens), Ser. A,
5.00%, 10/1/22	A–/F	1,155,000	1,186,173
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/47	AA–	2,000,000	2,225,940
(Front Porch Cmnty. & Svcs.), Ser. A, 4.00%, 4/1/47	A–	1,625,000	1,701,651
(Marin Gen. Hosp.), Ser. A, 4.00%, 8/1/45	A–	2,500,000	2,602,075
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/43	AA–	1,000,000	1,120,420
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/39	AA–	875,000	990,360
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/38	AA–	800,000	907,984
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/37	AA–	620,000	705,752
(Viamonte Senior Living 1, Inc.), Ser. B,
3.00%, 7/1/25	AA–	4,600,000	4,636,892
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/51	BB/P	1,440,000	1,464,768
(CA Baptist U.), Ser. A, 5.00%, 11/1/41	BB/P	1,535,000	1,604,704
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/39	BB/P	475,000	491,511
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/34	BB/P	375,000	394,076

32 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(CA Baptist U.), Ser. A, 5.00%, 11/1/32	BB/P	$720,000	$772,711
(Lancer Edl. Student Hsg.), Ser. A, 3.00%, 6/1/29	BB/P	750,000	706,035
CA Statewide Communities Dev. Auth. Rev. Bonds,
(Emanate Hlth. Oblig. Group), Ser. A, 4.00%, 4/1/45	A	2,000,000	2,261,680
CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5.625%, 5/1/29	Baa1	875,000	878,220
Campbell, Union High School Dist. G.O. Bonds,
(Election 2016), Ser. B, 4.00%, 8/1/37	AAA	2,410,000	2,756,293
Carson, Pub. Fin. Auth. Reassessment Rev. Bonds,
5.00%, 9/2/28	BB/P	1,650,000	2,062,269
Centinela Valley, Union High School Dist. G.O.
Bonds, Ser. C, AGM, 4.00%, 8/1/34	AA	5,000,000	5,721,500
Ceres, Unified School Dist. G.O. Bonds, BAM
zero %, 8/1/40	AA	1,285,000	646,856
zero %, 8/1/39	AA	1,075,000	566,181
zero %, 8/1/38	AA	1,000,000	551,430
zero %, 8/1/36	AA	545,000	328,564
zero %, 8/1/34	AA	715,000	470,999
zero %, 8/1/33	AA	250,000	172,018
Chino Valley, Unified School Dist. G.O. Bonds, Ser. B
5.00%, 8/1/55	Aa2	8,200,000	10,479,108
5.00%, 8/1/40	Aa2	300,000	392,889
4.00%, 8/1/45	Aa2	2,500,000	2,942,750
Chino, Cmnty. Fac. Special Tax, (Dist. No. 2003-3)
4.00%, 9/1/50	BB/P	1,265,000	1,350,438
4.00%, 9/1/45	BB/P	500,000	536,470
3.00%, 9/1/25	BB/P	345,000	365,528
3.00%, 9/1/24	BB/P	335,000	352,068
Chula Vista, Indl. Dev. Rev. Bonds, (San Diego Gas)
Ser. C, 5.875%, 2/15/34	A2	2,600,000	2,609,750
Ser. D, 5.875%, 1/1/34	A2	5,000,000	5,018,750
Chula Vista, Muni. Fin. Auth. Special Tax Bonds
5.50%, 9/1/30	AA–	740,000	834,195
5.50%, 9/1/29	AA–	2,165,000	2,446,342
Cloverdale Unified School Dist. G.O. Bonds, Ser. B,
4.00%, 8/1/49	Aa3	5,000,000	5,730,800
Commerce, Redev. Agcy. Tax Alloc. Bonds,
(Redev. Area 1), U.S. Govt. Coll., zero %, 8/1/21
(Escrowed to maturity)	AAA/P	2,470,000	2,462,837
Corona-Norco, School Dist. Pub. Fin. Auth.
Special Tax Bonds
Ser. A, 5.00%, 9/1/35	AA–	585,000	640,300
Ser. A, 5.00%, 9/1/32	AA–	1,125,000	1,235,318
(Sr. Lien), Ser. A, 5.00%, 9/1/28	AA–	275,000	305,729
Coronado, Cmnty. Dev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, 5.00%, 9/1/33	AA	12,970,000	15,235,600
Eastern CA Muni. Waste Wtr. Dist. Rev. Bonds, Ser. A,
5.00%, 7/1/45	AA+	2,740,000	3,293,398

California Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
Eastern CA Muni. Wtr. Dist. Fin. Auth. Wtr. & Waste
Wtr. Rev. Bonds, Ser. A
4.00%, 7/1/38	AA+	$1,250,000	$1,540,975
4.00%, 7/1/37	AA+	1,100,000	1,363,208
Emeryville, Redev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, AGM, 5.00%, 9/1/34	AA	500,000	573,135
Fairfield Cmnty., Fac. Dist. Special Tax Bonds,
(Impt. Area B), Ser. A
5.00%, 9/1/49	BB/P	1,600,000	1,802,256
5.00%, 9/1/44	BB/P	1,000,000	1,133,440
5.00%, 9/1/39	BB/P	500,000	575,995
Fairfield-Suisun, Unified School Dist. G.O. Bonds,
(Election 2016)
4.00%, 8/1/34	Aa2	3,290,000	3,800,641
4.00%, 8/1/33	Aa2	3,015,000	3,503,520
Federal Home Loan Mortgage Corp. Rev. Bonds,
Ser. M-054, Class A, 2.35%, 12/15/35	AA+	1,000,000	1,065,510
Folsom Cordova, Unified School Dist. G.O. Bonds,
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	Aa3	1,505,000	1,444,875
Folsom Ranch, Fin. Auth. Special Tax, (Cmnty. Fac.
Dist. No. 19), 5.00%, 9/1/49	BB–/P	1,000,000	1,132,320
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A,
6.00%, 1/15/53 (Prerefunded 1/15/24)	A–	8,000,000	9,518,960
Franklin-McKinley, School Dist. G.O. Bonds
(Election 2016), Ser. B, 5.00%, 8/1/44	Aa3	2,825,000	3,387,288
(Franklin-Mckinley School Dist.), Ser. A,
4.00%, 8/1/49	Aa3	2,300,000	2,636,168
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.00%, 6/1/47	BB/P	11,000,000	11,341,550
Ser. A, 5.00%, 6/1/45	Aa3	16,575,000	19,072,024
Ser. A, 5.00%, 6/1/40	Aa3	23,940,000	27,747,896
Ser. A, 5.00%, 6/1/35	Aa3	1,065,000	1,246,540
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/35	BB+	2,500,000	3,014,225
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/34	BBB–	2,500,000	3,027,825
Ser. A, 5.00%, 6/1/33	Aa3	4,355,000	5,118,649
Ser. A-1, 5.00%, 6/1/31	BBB	5,000,000	6,164,650
Ser. A-1, 5.00%, 6/1/27	BBB	2,000,000	2,483,860
Ser. A-1, 5.00%, 6/1/26	BBB	1,100,000	1,336,269
Ser. A, AMBAC, zero %, 6/1/24	Aa3	12,000,000	11,651,760
Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds, (Election 2012), Ser. B, 4.00%, 8/1/47	Aa2	3,500,000	4,020,205
Hartnell Cmnty. College Dist. G.O. Bonds, Ser. A
zero %, 8/1/37	Aa2	3,500,000	1,940,575
zero %, 8/1/36	Aa2	4,750,000	2,777,468
zero %, 8/1/35	Aa2	1,000,000	614,490
Hastings Campus HFA Rev. Bonds, (U. of CA Hastings
College of the Law), Ser. A, 5.00%, 7/1/61	BB–/P	3,500,000	3,600,345
Hayward, Unified School Dist. G.O. Bonds, 5.00%,
8/1/38 (Prerefunded 8/1/24)	A1	1,995,000	2,357,711

34 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 4.25%, 1/15/35	BBB+	$2,954,095	$3,336,089
Inglewood, Redev. Agcy. Successor Tax Allocation
Bonds, (Merged Redev.), Ser. A, BAM
5.00%, 5/1/38	AA	250,000	298,658
5.00%, 5/1/34	AA	500,000	604,255
Inland Valley, Dev. Agcy. Successor Tax Alloc. Bonds,
Ser. A, 5.25%, 9/1/37	A–	4,925,000	5,516,936
Irvine, Cmnty. Fac. Dist. No. 13-3 Special Tax Bonds
(Great Park Impt. Area No. 1), 5.00%, 9/1/39	BBB–/P	1,000,000	1,119,580
(Great Park Impt. Area No. 4), 4.00%, 9/1/41	BB–/P	2,500,000	2,675,550
Irvine, Impt. Board Act of 1915 Special Assmt.
Bonds, (Dist. No. 12-1), 5.00%, 9/2/23	A+	1,000,000	1,084,840
Irvine, Unified School Dist. Special Tax Bonds
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/47	BB+/P	200,000	232,040
(Cmnty. Fac. Dist. No. 09-1), Ser. C, 5.00%, 9/1/47	BB+/P	1,000,000	1,160,200
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/42	BB+/P	400,000	468,324
(Cmnty. Fac. Dist. No. 09-1), Ser. B, 5.00%, 9/1/42	BB+/P	1,000,000	1,170,810
BAM, 5.00%, 9/1/38	AA	2,500,000	2,859,700
(Cmnty. Fac. Dist. No. 09-1), Ser. A, BAM,
4.00%, 9/1/49	AA	2,000,000	2,288,580
(Cmnty. Fac. Dist. No. 09-1), Ser. A, BAM,
4.00%, 9/1/44	AA	1,000,000	1,152,620
Jurupa, Pub. Fin. Auth. Special Tax Bonds, Ser. A
5.00%, 9/1/33	A+	600,000	682,056
5.00%, 9/1/32	A+	2,475,000	2,820,807
Kaweah, Delta Hlth. Care Dist. Rev. Bonds, Ser. B,
5.00%, 6/1/40	A3	1,500,000	1,685,205
La Verne, COP, (Brethren Hillcrest Homes), 5.00%,
5/15/29 (Prerefunded 5/15/22)	BBB–/F	635,000	689,934
Lake Elsinore, Pub. Fin. Auth. Local Agcy. Special Tax
Bonds, (Canyon Hills Impt. Areas), Ser. A & C
5.00%, 9/1/33	BB+/P	1,105,000	1,226,672
5.00%, 9/1/31	BB+/P	1,045,000	1,169,104
Long Beach Marina, Rev. Bonds, 5.00%, 5/15/40	BBB/F	1,000,000	1,088,900
Long Beach, Bond Fin. Auth. Rev. Bonds,
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/28	A2	5,000,000	6,485,750
Long Beach, Cmnty. College Dist. G.O. Bonds,
(2008 Election), Ser. B
zero %, 8/1/34	Aa2	1,500,000	1,141,785
zero %, 8/1/33	Aa2	625,000	489,656
Long Beach, Harbor Rev. Bonds
(Green Bond), Ser. B, 5.00%, 5/15/43	AA	2,000,000	2,344,380
Ser. A, 5.00%, 5/15/40	AA	5,000,000	5,899,200
Long Beach, Unified School Dist. G.O. Bonds,
Ser. D-1, zero %, 8/1/37	Aa2	1,000,000	551,590
Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
Ser. A, 5.00%, 12/1/44	AA+	1,000,000	1,151,800
Los Angeles Ctny., Pub. Wks. Fin. Auth. Lease Rev.
Bonds, Ser. D, 5.00%, 12/1/45	AA+	3,000,000	3,498,030
Los Angeles, Rev. Bonds, (Trans.), 4.00%, 6/24/21	SP-1+	5,000,000	5,139,350

California Tax Exempt Income Fund 35

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
Los Angeles, Cmnty. College Dist. G.O. Bonds, Ser. G,
4.00%, 8/1/34	Aaa	$2,610,000	$2,887,652
Los Angeles, Cmnty. Fac. Dist. No. 4 Special Tax
Bonds, (Playa Vista Phase 1)
5.00%, 9/1/31	A+	1,480,000	1,730,890
5.00%, 9/1/30	A+	1,480,000	1,731,526
Los Angeles, Dept. of Arpt. Rev. Bonds
(Los Angeles Intl. Arpt.), Ser. F, 5.00%, 5/15/44 T	Aa3	10,000,000	11,747,646
(Los Angeles Intl. Arpt.), Ser. F, 4.00%, 5/15/49 T	Aa3	8,000,000	9,150,259
(Los Angeles Intl. Arpt.), Ser. A, 5.00%, 5/15/40	Aa2	4,000,000	5,030,760
(Los Angeles Intl. Arpt.), Ser. A, 5.00%, 5/15/39	Aa2	2,000,000	2,522,880
Ser. A, 4.00%, 5/15/34	Aa3	1,155,000	1,275,547
Los Angeles, Harbor Dept. Rev. Bonds,
(Green Bond), Ser. C, 4.00%, 8/1/39	Aa2	2,200,000	2,449,062
Los Angeles, Muni. Impt. Corp. Lease Rev. Bonds,
(Real Property), Ser. B, 4.00%, 11/1/33	AA–	3,480,000	3,986,862
Los Angeles, Unified School Dist. G.O. Bonds,
Ser. RYQ, 4.00%, 7/1/36	Aa3	5,000,000	6,023,500
M-S-R Energy Auth. Rev. Bonds
Ser. A, 6.50%, 11/1/39	BBB+	6,000,000	9,493,860
Ser. A, 6.125%, 11/1/29	BBB+	1,025,000	1,299,741
Ser. B, 6.125%, 11/1/29	BBB+	2,570,000	3,260,893
Madera, Unified School Dist. G.O. Bonds,
4.00%, 8/1/47	Aa3	4,500,000	5,126,760
Merced, City School Dist. G.O. Bonds,
(Election 2014), 5.00%, 8/1/45	Aa3	3,500,000	4,117,750
Merced, Union High School Dist. G.O. Bonds, AGM
zero %, 8/1/44 (Prerefunded 2/1/25)	AA	8,655,000	3,113,117
zero %, 8/1/39 (Prerefunded 2/1/25)	AA	5,005,000	2,355,703
Modesto, Irrigation Dist. Fin. Auth. Elec. Syst. Rev.
Bonds, Ser. A, 5.00%, 10/1/40	A+	2,790,000	3,253,726
Mountain View, Shoreline Regl. Pk. Cmnty. Tax Alloc.
Bonds, Ser. A, AGM, 5.00%, 8/1/43	AA	5,615,000	6,937,333
Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	AA	2,000,000	1,657,080
Murrieta, Pub. Fin. Auth. Special Tax Bonds,
5.00%, 9/1/26	A	1,000,000	1,075,060
Napa Valley, Cmnty. College Dist. G.O. Bonds
stepped-coupon zero % (4.00%, 2/1/21), 8/1/34 ††	Aa3	1,500,000	1,667,385
stepped-coupon zero % (4.00%, 2/1/21), 8/1/33 ††	Aa3	2,500,000	2,787,375
Norco, Special Tax Bonds, (Norco Ridge Ranch),
BAM, 5.00%, 9/1/33	AA	660,000	815,212
North Natomas, Cmnty. Fac. Special Tax Bonds,
(Dist. No. 4), Ser. E, 5.25%, 9/1/33	BBB+	1,500,000	1,661,265
Northern CA Energy Auth. Commodity Supply
Mandatory Put Bonds (7/1/24), Ser. A, 4.00%, 7/1/49	A3	13,000,000	14,446,510
Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
Ser. A, 5.00%, 8/1/40	A1	4,000,000	4,620,480
Ser. C, 5.00%, 8/1/38	A1	3,235,000	3,912,280

36 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
Ser. C, 5.00%, 8/1/37	A1	$8,520,000	$10,330,074
Ser. A, 5.00%, 8/1/35	A1	1,000,000	1,166,660
Ontario, Cmnty. Fac. Special Tax, (Dist. No. 43),
4.00%, 9/1/50	BB/P	1,000,000	1,093,740
Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds,
(Ladera Ranch — No. 04-1), Ser. A
5.00%, 8/15/33	A+	1,750,000	1,839,688
5.00%, 8/15/32	A+	1,000,000	1,052,360
Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds, NATL,
5.25%, 9/1/30	AA–	1,295,000	1,638,421
Pub. Fin. Auth. Rev. Bonds, (Sharp Healthcare),
Ser. A, 4.00%, 8/1/47	AA	10,000,000	11,158,900
Rancho Cordova, Cmnty. Fac. Dist.
Special Tax Bonds
(Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/32	BBB–/P	1,250,000	1,325,513
(Sunridge Anatolia No. 03-1), 4.00%, 9/1/27	BBB–/P	425,000	483,246
Redding, Elec. Syst. Rev. Bonds, NATL, 6.368%,
7/1/22 (Escrowed to maturity)	Baa2	955,000	1,018,727
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds,
Ser. L, 5.00%, 5/15/41	Aa3	2,000,000	2,388,760
Ripon, Redev. Agcy. Tax Alloc. Bonds,
(Cmnty. Redev.), NATL, 4.75%, 11/1/36	Baa2	1,330,000	1,332,367
Riverside Cnty., Pub. Fin. Auth. Tax Allocation
Bonds, Ser. A, BAM, 4.00%, 10/1/40	AA	1,250,000	1,388,138
Riverside Cnty., Redev. Successor Agcy. Tax Alloc.
Bonds, (Hsg.), Ser. B
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/41 ††	AA	1,990,000	2,208,761
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/37 ††	AA	1,010,000	1,131,422
BAM, zero %, 10/1/32 ††	AA	290,000	329,658
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/29 ††	AA	775,000	896,047
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/28 ††	AA	235,000	273,049
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/26 ††	AA	500,000	589,120
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/24 ††	AA	445,000	501,568
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	A	750,000	815,370
Rocklin, Special Tax, (Cmnty. Fac. Dist. No. 10)
5.00%, 9/1/40	BB+/P	500,000	552,845
5.00%, 9/1/39	BB+/P	500,000	553,545
Rocklin, Special Tax Bonds, 5.00%, 9/1/35	BB/P	3,500,000	3,946,600
Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds,
(Rohnert Redev.), NATL, zero %, 8/1/25	A+	1,340,000	1,268,685

California Tax Exempt Income Fund 37

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
Romoland, School Dist. Special Tax, Ser. A
4.00%, 9/1/50 ##	BB+/P	$2,360,000	$2,580,943
4.00%, 9/1/45 ##	BBB+/F	750,000	821,280
4.00%, 9/1/40 ##	BB+/P	555,000	612,520
Romoland, School Dist. Special Tax Bonds,
(Cmnty. Fac. Dist. No. 91-1), 5.00%, 9/1/41	BB/P	1,000,000	1,151,270
Roseville, Special Tax
5.00%, 9/1/49	BB/P	1,000,000	1,109,170
5.00%, 9/1/45	BB/P	400,000	445,040
5.00%, 9/1/39	BB/P	465,000	524,557
(Ranch at Sierra Vista Cmnty. Fac. Dist. No. 1),
4.00%, 9/1/50	BB–/P	450,000	474,129
(Ranch at Sierra Vista Cmnty. Fac. Dist. No. 1),
4.00%, 9/1/45	BB–/P	1,000,000	1,057,200
(Ranch at Sierra Vista Cmnty. Fac. Dist. No. 1),
4.00%, 9/1/40	BB–/P	575,000	614,865
(Ranch at Sierra Vista Cmnty. Fac. Dist. No. 1),
4.00%, 9/1/35	BB–/P	350,000	380,359
(Ranch at Sierra Vista Cmnty. Fac. Dist. No. 1),
4.00%, 9/1/33	BB–/P	250,000	273,473
Roseville, Special Tax Bonds, (Westpark Cmnty.
Pub. Fac. Dist. No. 1)
5.00%, 9/1/37	BBB–/P	1,250,000	1,407,388
5.00%, 9/1/33	BBB–/P	1,000,000	1,136,860
Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A,
FGIC, NATL, zero %, 12/1/23	A	10,000,000	9,654,000
Salinas, Union High School Dist. G.O. Bonds, Ser. B
4.00%, 8/1/49	Aa2	3,600,000	4,178,232
4.00%, 8/1/45	Aa2	5,000,000	5,833,950
San Bernardino Cnty., FRB, Ser. C, 0.385%, 8/1/23	AA+	7,500,000	7,425,075
San Bernardino Cnty., Special Tax Bonds,
5.00%, 9/1/33	BBB–/P	2,500,000	2,774,275
San Diego Assn. of Govt. Capital Grant Receipts
Rev. Bonds, (Mid Coast Corridor Transit), Ser. B,
1.80%, 11/15/27	A–	3,000,000	3,075,930
San Diego Cmnty. Fac. Dist. No. 3 Special Tax Bonds,
5.00%, 9/1/36	BBB/P	975,000	1,051,616
San Diego Cnty., Special Tax Bonds
(Harmony Grove Village-Impt. Area No. 1), Ser. A,
4.00%, 9/1/50	BB/P	875,000	928,944
(Harmony Grove Village-Impt. Area No. 2), Ser. A,
4.00%, 9/1/50	BB/P	1,100,000	1,167,815
(Harmony Grove Village-Impt. Area No. 1), Ser. A,
4.00%, 9/1/45	BB/P	550,000	588,379
(Harmony Grove Village-Impt. Area No. 2), Ser. A,
4.00%, 9/1/45	BB/P	1,000,000	1,068,970
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. B,
4.00%, 7/1/44	A–	1,000,000	1,102,570
San Diego, Assn. of Govt. South Bay Expressway Toll
Rev. Bonds, Ser. A, 5.00%, 7/1/42	A	3,000,000	3,453,600

38 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
San Diego, Cmnty College Dist. G.O. Bonds,
4.00%, 8/1/41	Aaa	$2,345,000	$2,666,664
San Diego, Tobacco Settlement Funding Corp. Rev.
Bonds, Ser. C, 4.00%, 6/1/32	BBB	835,000	879,472
San Diego, Unified School Dist. G.O. Bonds, Ser. K-2
zero %, 7/1/35	Aa2	1,025,000	671,160
zero %, 7/1/33	Aa2	1,645,000	1,177,195
zero %, 7/1/32	Aa2	1,955,000	1,468,361
San Francisco, City & Cnty. G.O. Bonds, Ser. A,
4.00%, 6/15/36	Aaa	5,155,000	5,680,449
San Francisco, City & Cnty. Rev. Bonds,
(Pub. Util. Comm.), 4.00%, 11/1/39	Aa2	5,000,000	5,693,600
San Francisco, City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds
Ser. A, 5.00%, 5/1/49	A1	10,000,000	11,851,500
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/47	A1	3,000,000	3,544,050
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/39	A1	1,510,000	1,816,726
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/38	A1	1,500,000	1,809,990
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/35	A1	1,475,000	1,799,382
Ser. 20B, 4.00%, 5/1/40	A1	500,000	579,410
Ser. 20B, 4.00%, 5/1/39	A1	1,250,000	1,451,975
Ser. 20B, 4.00%, 5/1/38	A1	2,500,000	2,913,700
Ser. 20B, 4.00%, 5/1/37	A1	1,675,000	1,959,130
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt.
VRDN Rev. Bonds, Ser. B, 0.10%, 5/1/58	VMIG 1	18,505,000	18,505,000
San Francisco, City & Cnty. Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
South Pub. Impts.), Ser. A, 5.00%, 8/1/31	BBB/P	1,140,000	1,206,337
San Francisco, City & Cnty. Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds, (Mission Bay South
Redev.), Ser. A, 5.00%, 8/1/43	A–	1,750,000	1,953,158
San Jacinto, Unified School Dist. Fin. Auth.
Special Tax
5.00%, 9/1/49	BB/P	2,650,000	2,999,111
5.00%, 9/1/44	BB/P	1,800,000	2,049,318
5.00%, 9/1/36	BB/P	600,000	695,694
San Joaquin Hills, Trans. Corridor Agcy. Toll Road
Rev. Bonds, Ser. A, 5.00%, 1/15/34	A–	7,125,000	7,997,599
Santa Ana, Gas Tax Rev. Bonds
5.00%, 1/1/37	AA–	500,000	637,205
4.00%, 1/1/40	AA–	1,670,000	1,934,662
4.00%, 1/1/39	AA–	1,710,000	2,008,070
4.00%, 1/1/38	AA–	1,500,000	1,766,790
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds,
(Impt. Area No. 1), Ser. A
5.25%, 9/1/27	A	3,235,000	3,381,028
5.10%, 9/1/30	A	470,000	490,661
Santee, CDC Successor Agcy. Tax Allocation Bonds,
Ser. A, BAM
5.00%, 8/1/32	AA	2,000,000	2,422,080
5.00%, 8/1/31	AA	2,410,000	2,932,633

California Tax Exempt Income Fund 39

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
School Fin. Fac. Auth. 144A Rev. Bonds,
(Kipp LA Projects), Ser. A, 5.00%, 7/1/45	BBB	$1,500,000	$1,661,595
South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A
5.00%, 8/15/32	AA	1,000,000	1,053,170
5.00%, 8/15/30	AA	1,130,000	1,193,077
South Western Cmnty. College Dist. G.O. Bonds,
(Election 2008), Ser. D, zero %, 8/1/37	Aa2	3,100,000	1,602,266
Southern CA Pub. Pwr. Auth. Rev. Bonds,
(Natural Gas No. 1), Ser. A, 5.25%, 11/1/24	A3	2,850,000	3,375,683
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds,
(Delta Wtr. Supply), Ser. A
6.25%, 10/1/40 (Prerefunded 10/1/23)	A	1,250,000	1,476,288
6.25%, 10/1/38 (Prerefunded 10/1/23)	A	2,235,000	2,639,602
6.125%, 10/1/35 (Prerefunded 10/1/23)	A	750,000	882,975
Stockton, Unified School Dist. COP
5.00%, 2/1/36	A	1,000,000	1,228,320
5.00%, 2/1/35	A	2,410,000	2,971,144
5.00%, 2/1/34	A	2,295,000	2,837,171
5.00%, 2/1/31	A	1,325,000	1,661,921
Stockton, Unified School Dist. G.O. Bonds,
(Election 2012), Ser. A, 5.00%, 8/1/42	AA	3,000,000	3,391,170
Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	620,000	622,623
Sweetwater, G.O. Bonds, (Union High School Dist.),
5.00%, 8/1/35	A3	2,330,000	2,680,712
Tobacco Securitization Auth. of Southern
CA Rev. Bonds
Ser. A, Class 1, 5.00%, 6/1/48	BBB+	2,000,000	2,425,420
Ser. B-1, Class 2, 5.00%, 6/1/48	BBB–	14,250,000	16,780,515
5.00%, 6/1/39	A–	1,000,000	1,264,380
Ser. A, Class 1, 5.00%, 6/1/38	A–	725,000	919,438
Turlock, Irrigation Dist. Rev. Bonds
5.00%, 1/1/39 ###	AA–	2,425,000	3,150,803
5.00%, 1/1/38 ###	AA–	2,325,000	3,030,707
5.00%, 1/1/37 ###	AA–	4,550,000	5,960,682
Tustin Cmnty., Fac. Dist. Special Tax Bonds,
(No. 06-1 Legacy Columbus Villages), Ser. A,
5.00%, 9/1/37	A–	2,100,000	2,446,185
Twin Rivers, Unified School Dist. G.O. Bonds, Ser. A,
BAM, 5.00%, 8/1/40 (Prerefunded 2/1/24)	AA	2,000,000	2,321,400
U. of CA Rev. Bonds
Ser. AZ, 5.25%, 5/15/58	Aa2	9,110,000	11,323,457
4.00%, 5/15/50	Aa2	5,000,000	5,830,000
4.00%, 5/15/47	Aa2	3,000,000	3,510,660
U. of CA VRDN Rev. Bonds, Ser. AL-4, 0.08%, 5/15/48	VMIG 1	3,400,000	3,400,000
U. of CA Regents Med. Ctr. Rev. Bonds, Ser. L,
5.00%, 5/15/47	Aa3	10,000,000	11,842,600
Vacaville, Unified School Dist. G.O. Bonds, Ser. D
4.00%, 8/1/45	Aa2	1,850,000	2,130,553
4.00%, 8/1/42	Aa2	1,000,000	1,158,470

40 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.8%)* cont.	Rating**	Principal amount	Value
California cont.
Vernon, Elec. Syst. Rev. Bonds, Ser. A
5.00%, 8/1/37	BBB+	$795,000	$955,590
5.00%, 8/1/36	BBB+	1,525,000	1,839,699
5.00%, 8/1/34	BBB+	1,060,000	1,289,850
5.00%, 8/1/33	BBB+	960,000	1,171,901
5.00%, 8/1/32	BBB+	1,000,000	1,227,720
5.00%, 8/1/31	BBB+	770,000	952,090
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	2,350,000	2,439,277
			1,179,730,083
Guam (0.3%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	980,000	1,029,010
Territory of GU, Port Auth. Rev. Bonds, Ser. A,
5.00%, 7/1/48	A	1,500,000	1,706,520
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	1,000,000	1,068,010
			3,803,540
Illinois (0.5%)
IL State G.O. Bonds
5.00%, 1/1/41	Baa3	1,770,000	1,815,489
5.00%, 11/1/38	Baa3	4,200,000	4,342,422
			6,157,911
Kentucky (0.8%)
KY State Pub. Energy Auth. Gas Supply Mandatory
Put Bonds (3/1/26), Ser. A, 4.00%, 12/1/50	A1	8,000,000	9,258,379
			9,258,379
Total municipal bonds and notes (cost $1,145,352,275)			$1,210,975,697

	Principal amount/
SHORT-TERM INVESTMENTS (0.1%)*		shares	Value
Putnam Short Term Investment Fund Class P 0.21% L	Shares	1,031,687	1,031,687
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	159,000	159,000
U.S. Treasury Cash Management Bills 0.104%, 12/8/20 #		$200,000	$199,947
Total short-term investments (cost $1,390,648)			$1,390,634

TOTAL INVESTMENTS
Total investments (cost $1,146,742,923)			$1,212,366,331

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through September 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,178,083,534.

California Tax Exempt Income Fund 41

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $186,963 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

## Forward commitment, in part or in entirety (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

### When-issued security (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $45,701,445 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.11%, 0.15% and 0.23%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector (concentrations) greater than 10% at the close of the reporting period (as a percentage of net assets):

Healthcare	14.9%
Local debt	14.6%
Transportation	12.9%
Education	11.1%
Land	11.1%
State debt	11.1%

42 California Tax Exempt Income Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note Ultra 10 yr (Short)	74	$11,834,219	$11,834,219	Dec-20	$(37,167)
Unrealized appreciation					—
Unrealized (depreciation)					(37,167)
Total					$(37,167)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$10,000,000	$42,400	$—	12/15/20	—	0.93% minus	$(42,400)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
Morgan Stanley & Co. International PLC
11,335,000	23,135	—	12/1/20	—	0.36% minus	23,135
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
11,335,000	36,669	—	11/25/20	—	0.38% minus	36,669
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
1,000,000	4,240	—	12/15/20	—	0.93% minus	(4,240)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		59,804
Upfront premium (paid)		—		Unrealized (depreciation)		(46,640)
Total		$—		Total		$13,164

California Tax Exempt Income Fund 43

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,210,975,697	$—
Short-term investments	1,190,687	199,947	—
Totals by level	$1,190,687	$1,211,175,644	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(37,167)	$—	$—
Total return swap contracts	—	13,164	—
Totals by level	$(37,167)	$13,164	$—

The accompanying notes are an integral part of these financial statements.

44 California Tax Exempt Income Fund

Statement of assets and liabilities 9/30/20

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,145,711,236)	$1,211,334,644
Affiliated issuers (identified cost $1,031,687) (Notes 1 and 5)	1,031,687
Interest and other receivables	11,431,519
Receivable for sales of delayed delivery securities (Note 1)	9,270,318
Receivable for investments sold	789,000
Receivable for shares of the fund sold	247,735
Receivable for variation margin on futures contracts (Note 1)	34,687
Receivable for custodian fees (Note 2)	12,195
Unrealized appreciation on OTC swap contracts (Note 1)	59,804
Prepaid assets	3,963
Total assets	1,234,215,552

LIABILITIES
Payable to custodian	203,999
Payable for investments purchased	13,724,795
Payable for purchases of delayed delivery securities (Note 1)	24,541,335
Payable for shares of the fund repurchased	1,739,722
Payable for compensation of Manager (Note 2)	412,877
Payable for investor servicing fees (Note 2)	94,339
Payable for Trustee compensation and expenses (Note 2)	427,548
Payable for administrative services (Note 2)	3,889
Payable for distribution fees (Note 2)	642,533
Distributions payable to shareholders	455,109
Payable for floating rate notes issued (Note 1)	13,504,990
Unrealized depreciation on OTC swap contracts (Note 1)	46,640
Collateral on certain derivative contracts, at value (Notes 1 and 8)	159,000
Other accrued expenses	175,242
Total liabilities	56,132,018

Net assets	$1,178,083,534

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,098,239,651
Total distributable earnings (Note 1)	79,843,883
Total — Representing net assets applicable to capital shares outstanding	$1,178,083,534

(Continued on next page)

California Tax Exempt Income Fund 45

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($980,931,312 divided by 118,491,580 shares)	$8.28
Offering price per class A share (100/96.00 of $8.28)*	$8.63
Net asset value and offering price per class B share ($888,165 divided by 107,404 shares)**	$8.27
Net asset value and offering price per class C share ($26,717,777 divided by 3,205,905 shares)**	$8.33
Net asset value, offering price and redemption price per class R6 share
($661,120 divided by 79,563 shares)	$8.31
Net asset value, offering price and redemption price per class Y share
($168,885,160 divided by 20,338,128 shares)	$8.30

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

46 California Tax Exempt Income Fund

Statement of operations Year ended 9/30/20

INVESTMENT INCOME
Interest income (including interest income of $63,846 from investments in
affiliated issuers) (Note 5)	$36,007,110
Total investment income	36,007,110

EXPENSES
Compensation of Manager (Note 2)	4,955,674
Investor servicing fees (Note 2)	569,927
Custodian fees (Note 2)	20,699
Trustee compensation and expenses (Note 2)	44,131
Distribution fees (Note 2)	2,522,764
Administrative services (Note 2)	30,122
Interest and fee expense (Note 2)	138,251
Other	321,330
Total expenses	8,602,898
Expense reduction (Note 2)	(56,831)
Net expenses	8,546,067

Net investment income	27,461,043

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	15,897,336
Futures contracts (Note 1)	(581,686)
Swap contracts (Note 1)	1,271,309
Total net realized gain	16,586,959
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(7,994,179)
Futures contracts	19,367
Swap contracts	1,072,186
Total change in net unrealized depreciation	(6,902,626)

Net gain on investments	9,684,333

Net increase in net assets resulting from operations	$37,145,376

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 47

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/20	Year ended 9/30/19
Operations
Net investment income	$27,461,043	$31,533,170
Net realized gain on investments	16,586,959	16,375,580
Change in net unrealized appreciation (depreciation)
of investments and assets	(6,902,626)	48,139,378
Net increase in net assets resulting from operations	37,145,376	96,048,128
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(290,618)	(976,479)
Class B	(505)	(2,143)
Class C	(8,836)	(31,909)
Class M	—	(1,962)
Class R6	(652)	(1,788)
Class Y	(31,233)	(83,479)
From tax-exempt net investment income
Class A	(23,284,952)	(27,779,258)
Class B	(25,016)	(44,715)
Class C	(463,087)	(636,667)
Class M	(5,950)	(51,044)
Class R6	(58,389)	(54,210)
Class Y	(3,370,701)	(2,689,822)
Net realized short-term gain on investments
Class A	(6,805,354)	—
Class B	(11,822)	—
Class C	(206,902)	—
Class R6	(15,268)	—
Class Y	(731,364)	—
From net realized long-term gain on investments
Class A	(9,336,171)	(9,551,970)
Class B	(16,218)	(20,959)
Class C	(283,845)	(312,132)
Class M	—	(19,190)
Class R6	(20,947)	(17,488)
Class Y	(1,003,348)	(816,591)
Increase (decrease) from capital share transactions (Note 4)	24,600,759	(44,499,448)
Total increase in net assets	15,774,957	8,456,874

NET ASSETS
Beginning of year	1,162,308,577	1,153,851,703
End of year	$1,178,083,534	$1,162,308,577

The accompanying notes are an integral part of these financial statements.

48 California Tax Exempt Income Fund

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California Tax Exempt Income Fund 49

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
September 30, 2020	$8.33	.19	.09	.28	(.20)	(.13)	(.33)	$8.28	3.45	$980,931	.75[d]	2.39	41
September 30, 2019	7.95	.23	.46	.69	(.23)	(.08)	(.31)	8.33	8.85	1,016,247.72		2.78	41
September 30, 2018	8.14	.24	(.19)	.05	(.24)	—	(.24)	7.95	.66	1,023,401.73		2.95	40
September 30, 2017	8.39	.27	(.25)	.02	(.27)	—	(.27)	8.14	.26	1,146,710.74		3.23	31
September 30, 2016	8.19	.29	.20	.49	(.29)	—	(.29)	8.39	6.08	1,253,683	.75[c]	3.43[c]	16
Class B
September 30, 2020	$8.32	.14	.08	.22	(.14)	(.13)	(.27)	$8.27	2.80	$888	1.38[d]	1.78	41
September 30, 2019	7.94	.17	.47	.64	(.18)	(.08)	(.26)	8.32	8.17	1,888	1.36	2.15	41
September 30, 2018	8.13	.19	(.19)	—	(.19)	—	(.19)	7.94	.02	2,526	1.37	2.32	40
September 30, 2017	8.38	.21	(.25)	(.04)	(.21)	—	(.21)	8.13	(.37)	3,733	1.37	2.61	31
September 30, 2016	8.18	.23	.21	.44	(.24)	—	(.24)	8.38	5.41	5,059	1.38[c]	2.81[c]	16
Class C
September 30, 2020	$8.38	.13	.08	.21	(.13)	(.13)	(.26)	$8.33	2.62	$26,718	1.53[d]	1.62	41
September 30, 2019	8.00	.16	.47	.63	(.17)	(.08)	(.25)	8.38	7.95	30,969	1.51	1.99	41
September 30, 2018	8.19	.18	(.19)	(.01)	(.18)	—	(.18)	8.00	(.13)	35,019	1.52	2.17	40
September 30, 2017	8.44	.20	(.25)	(.05)	(.20)	—	(.20)	8.19	(.52)	49,093	1.52	2.45	31
September 30, 2016	8.23	.22	.21	.43	(.22)	—	(.22)	8.44	5.33	60,951	1.53[c]	2.64[c]	16
Class R6
September 30, 2020	$8.36	.21	.08	.29	(.21)	(.13)	(.34)	$8.31	3.68	$661	.53[d]	2.63	41
September 30, 2019	7.97	.24	.48	.72	(.25)	(.08)	(.33)	8.36	9.15	2,142.51		2.99	41
September 30, 2018 †	8.01	.09	(.04)	.05	(.09)	—	(.09)	7.97	.61*	10	.19*	1.15*	40
Class Y
September 30, 2020	$8.35	.21	.08	.29	(.21)	(.13)	(.34)	$8.30	3.67	$168,885	.53[d]	2.60	41
September 30, 2019	7.97	.24	.47	.71	(.25)	(.08)	(.33)	8.35	9.06	109,280.51		2.98	41
September 30, 2018	8.16	.26	(.19)	.07	(.26)	—	(.26)	7.97	.87	90,267.52		3.16	40
September 30, 2017	8.41	.28	(.25)	.03	(.28)	—	(.28)	8.16	.48	83,845.52		3.44	31
September 30, 2016	8.21	.30	.21	.51	(.31)	—	(.31)	8.41	6.29	78,603	.53[c]	3.63[c]	16

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to September 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

d Includes interest and fees expense associated with borrowings which amounted to 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

50 California Tax Exempt Income Fund	California Tax Exempt Income Fund 51

Notes to financial statements 9/30/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through September 30, 2020.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and California personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

52 California Tax Exempt Income Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

California Tax Exempt Income Fund 53

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap

54 California Tax Exempt Income Fund

contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $42,400 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $20,897,905 were held by the TOB trust and served as collateral for $13,504,990 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $83,191 for these investments based on an average interest rate of 0.78%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

California Tax Exempt Income Fund 55

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from market discount and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $791,142 to increase undistributed net investment income, and $791,142 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$68,133,987
Unrealized depreciation	(3,514,472)
Net unrealized appreciation	64,619,515
Undistributed ordinary income	776,892
Undistributed tax-exempt income	6,147,112
Undistributed long-term gain	4,962,985
Undistributed short-term gain	3,792,485
Cost for federal income tax purposes	$1,147,722,813

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.428% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

56 California Tax Exempt Income Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$488,323	Class R6	1,124
Class B	711	Class Y	64,958
Class C	14,676	Total	$569,927
Class M*	135

* Effective November 25, 2019, the fund terminated its class M shares.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $56,831 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $843, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

California Tax Exempt Income Fund 57

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%*	$2,211,163
Class B	1.00%	0.85%	12,254
Class C	1.00%	1.00%	297,984
Class M**	1.00%	0.50%	1,363
Total			$2,522,764

* Prior to July 1, 2020 this equaled the weighted average of (i) 0.20% of the net assets of the fund attributable to Class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to Class A shares. Effective July 1, 2020, the Trustees have approved payment by the fund at a rate of 0.25% of all assets attributable to class A shares.

** Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $147,512 from the sale of class A, and received $41 and $0 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$470,675,339	$456,814,724
U.S. government securities (Long-term)	—	—
Total	$470,675,339	$456,814,724

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	8,268,938	$68,289,704	7,211,008	$58,269,203
Shares issued in connection with
reinvestment of distributions	3,986,094	32,670,784	3,880,144	31,157,964
	12,255,032	100,960,488	11,091,152	89,427,167
Shares repurchased	(15,817,993)	(129,213,626)	(17,804,607)	(143,551,894)
Net decrease	(3,562,961)	$(28,253,138)	(6,713,455)	$(54,124,727)

58 California Tax Exempt Income Fund

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	13,074	$109,341	527	$4,275
Shares issued in connection with
reinvestment of distributions	6,525	53,404	8,244	65,938
	19,599	162,745	8,771	70,213
Shares repurchased	(139,253)	(1,149,308)	(99,921)	(799,073)
Net decrease	(119,654)	$(986,563)	(91,150)	$(728,860)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	666,111	$5,549,062	526,092	$4,289,883
Shares issued in connection with
reinvestment of distributions	98,659	813,930	99,894	805,280
	764,770	6,362,992	625,986	5,095,163
Shares repurchased	(1,254,966)	(10,376,373)	(1,308,928)	(10,630,679)
Net decrease	(490,196)	$(4,013,381)	(682,942)	$(5,535,516)

	YEAR ENDED 9/30/20*		YEAR ENDED 9/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,711	$21,758
Shares issued in connection with
reinvestment of distributions	327	2,709	7,712	61,669
	327	2,709	10,423	83,427
Shares repurchased	(215,012)	(1,780,342)	(127,310)	(1,015,915)
Net decrease	(214,685)	$(1,777,633)	(116,887)	$(932,488)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	198,951	$1,659,736	356,173	$2,839,855
Shares issued in connection with
reinvestment of distributions	9,936	81,711	8,595	69,342
	208,887	1,741,447	364,768	2,909,197
Shares repurchased	(385,700)	(3,184,439)	(109,656)	(879,382)
Net increase (decrease)	(176,813)	$(1,442,992)	255,112	$2,029,815

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	11,570,158	$96,389,945	5,648,363	$45,864,026
Shares issued in connection with
reinvestment of distributions	422,394	3,474,150	320,835	2,588,652
	11,992,552	99,864,095	5,969,198	48,452,678
Shares repurchased	(4,739,544)	(38,789,629)	(4,208,066)	(33,660,350)
Net increase	7,253,008	$61,074,466	1,761,132	$14,792,328

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

California Tax Exempt Income Fund 59

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/19	cost	proceeds	income	of 9/30/20
Short-term investments
Putnam Short Term
Investment Fund*	$—	$302,978,996	$301,947,309	$63,846	$1,031,687
Total Short-term
investments	$—	$302,978,996	$301,947,309	$63,846	$1,031,687

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of California and may be affected by economic and political developments in that state.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	30
OTC interest rate swap contracts (notional)	$91,000,000
OTC total return swap contracts (notional)	$46,800,000

60 California Tax Exempt Income Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	59,804	Unrealized depreciation	83,807*
Total		$59,804		$83,807

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(581,686)	$1,271,309	$689,623
Total	$(581,686)	$1,271,309	$689,623

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$19,367	$1,072,186	$1,091,553
Total	$19,367	$1,072,186	$1,091,553

California Tax Exempt Income Fund 61

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$59,804	$59,804
Futures contracts§	—	34,687	—	34,687
Total Assets	$—	$34,687	$59,804	$94,491
Liabilities:
OTC Total return swap contracts*#	42,400	—	4,240	46,640
Futures contracts§	—	—	—	—
Total Liabilities	$42,400	$—	$4,240	$46,640
Total Financial and Derivative	$(42,400)	$34,687	$55,564	$47,851
Net Assets
Total collateral	$159,000	$—	$—
received (pledged)†##
Net amount	$(201,400)	$34,687	$55,564
Controlled collateral received
(including TBA commitments)**	$159,000	$—	$—	$159,000
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $186,693.

62 California Tax Exempt Income Fund

Note 9: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle.  Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

California Tax Exempt Income Fund 63

Federal tax information (Unaudited)

The fund has designated 98.79% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $13,540,563 as a capital gain dividend with respect to the taxable year ended September 30, 2020, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

64 California Tax Exempt Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

California Tax Exempt Income Fund 65

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

66 California Tax Exempt Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

California Tax Exempt Income Fund 67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68 California Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN045 323210 11/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2020	$89,008	$ —	$7,201	$ —
September 30, 2019	$72,488	$ —	$7,555	$ —

For the fiscal years ended September 30, 2020 and September 30, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $353,043 and $7,555 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2020	$ —	$345,842	$ —	$ —
September 30, 2019	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 23, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 23, 2020